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                  GREENWICH STREET SERIES FUND (the "trust")
                                 on behalf of
                    DIVERSIFIED STRATEGIC INCOME PORTFOLIO
                                 (the "fund")

                        Supplement dated March 14, 2003
                    to the Prospectus dated April 30, 2002

   The following information supplements the disclosures in the Prospectus and Statement of Additional Information of the fund. Defined terms have the same meanings as set forth in the Prospectus.

   The Board of Trustees of the trust on behalf of the fund have approved the transfer and assignment of the sub-advisory agreement from Smith Barney Global Capital Management, Inc. ("Global Capital") to Citigroup Asset Management Limited ("CAM"). The current Global Capital managers will continue to manage the fund's portfolio through CAM. CAM and Global Capital are both affiliates of the fund's current manager Smith Barney Fund Management LLC ("SBFM"). CAM and SBFM are subsidiaries of Citigroup Inc. CAM is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom.


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